UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 20, 2026

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Cedarbrook Drive
Cranbury, NJ 08512
(Address of principal executive offices, including zip code)

(609) 659-8001
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of Rocket Pharmaceuticals, Inc. (the “Company”) was held on May 20, 2026 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 80,774,659 shares of common stock, or approximately 74.02% of the total outstanding shares eligible to be voted. The holders present voted on the four proposals presented at the Annual Meeting as follows.

Proposal One - Election of Directors

The Company’s stockholders approved the election of seven directors to the Company’s Board of Directors (“Board”) by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter Fong, M.D.	62,067,824	1,216,320	17,490,515
Carsten Boess	62,711,345	572,799	17,490,515
Mikael Dolsten, M.D., Ph.D.	59,500,907	3,783,237	17,490,515
Fady Malik, M.D., Ph.D.	62,755,875	528,269	17,490,515
Gaurav Shah, M.D.	62,808,593	475,551	17,490,515
David P. Southwell	43,172,112	20,112,032	17,490,515
Roderick Wong, M.D.	62,699,331	584,813	17,490,515

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2026 by the following votes:

Votes For	Votes Against	Abstentions
79,195,009	1,002,656	576,994

Proposal Three - Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2026 Proxy Statement pursuant to Section 14A of the Exchange Act (the “2026 Proxy Statement”). The final votes were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,389,376	1,671,016	223,752	17,490,515

Proposal Four – Stock Option Exchange Program

The Company’s stockholders approved the proposed stock option exchange program as described in the 2026 Proxy Statement. The final votes were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,582,445	17,615,213	86,486	17,490,515

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: May 21, 2026	By:	/s/ Gaurav Shah, MD
Gaurav Shah, MD
Chief Executive Officer and Director